Exhibit 99.1

CASE NAME: Acceptance Insurance Companies Inc.

CASE NO: 05-80059

Form OPR-1A

COMPARATIVE BALANCE SHEET

ASSETS

	10/31/09	11/30/09	12/31/09	1/31/10	2/28/10	3/31/10
CURRENT ASSETS:
Cash (Attach Recons. & Bk Stmts.)	4,422	140	2,715	1,798	2,011	2,740
Investment securities, at market	263,633	258,177	230,158	237,365	226,471	126,084
Prepaid expense & deposits	60,000	60,000	60,000	30,000	30,000	30,000

TOTAL CURRENT ASSETS	328,055	318,317	292,873	269,163	258,482	158,824

OTHER ASSETS:
Note receivable from AIC	20,000,000	20,000,000	20,000,000	20,000,000	20,000,000	20,000,000
Valuation allowance	(20,000,000)	(20,000,000)	(20,000,000)	(20,000,000)	(20,000,000)	(20,000,000)
Investment in AIC, at underlying book value	1,691,146	1,691,146	1,691,146	1,691,146	2,947,686	2,947,686
Contingent claims	0	0	0	0	0	0

TOTAL OTHER ASSETS	1,691,146	1,691,146	1,691,146	1,691,146	2,947,686	2,947,686

TOTAL ASSETS	2,019,201	2,009,463	1,984,019	1,960,309	3,206,168	3,106,510

I CERTIFY UNDER PENALTY OF PERJURY THAT THIS 5 PAGE OPERATING REPORT IS TRUE AND CORRECT.

Date Submitted    April 13, 2010    Signed    /s/ Gary N Thompson            Printed Name of Signatory    Gary N Thompson

Form OPR-1B

COMPARATIVE BALANCE SHEET

LIABILITIES AND STOCKHOLDERS EQUITY

	10/31/09	11/30/09	12/31/09	1/31/10	2/28/10	3/31/10
LIABILITIES:
Post-Petition debt (Sched. C)	11,340	14,418	32,285	20,563	66,980	26,796

Pre-Petition Debt:
Litigation claims	22,000,000	22,000,000	22,000,000	22,000,000	22,000,000	22,000,000
Unsecured liabilities	46,054	46,054	46,054	46,054	46,054	46,054
Unsecured debt	116,110,260	116,110,260	116,110,260	116,110,260	116,110,260	116,110,260

TOTAL LIABILITIES	138,167,654	138,170,732	138,188,599	138,176,877	138,223,294	138,183,110

SHAREHOLDERS EQUITY:
Preferred stock	0	0	0	0	0	0
Common stock	6,274,000	6,274,000	6,274,000	6,274,000	6,274,000	6,274,000
Paid-in capital	199,660,000	199,660,000	199,660,000	199,660,000	199,660,000	199,660,000
Treasury stock	(29,969,000)	(29,969,000)	(29,969,000)	(29,969,000)	(29,969,000)	(29,969,000)
Retained earnings:
As of filing date	(281,005,796)	(281,005,796)	(281,005,796)	(281,005,796)	(281,005,796)	(281,005,796)
After filing date	(31,107,657)	(31,120,473)	(31,163,784)	(31,175,772)	(29,976,330)	(30,035,804)

TOTAL SHAREHOLDERS EQUITY	(136,148,453)	(136,161,269)	(136,204,580)	(136,216,568)	(135,017,126)	(135,076,600)

TOTAL LIABILITIES AND SHAREHOLDER EQUITY	2,019,201	2,009,463	1,984,019	1,960,309	3,206,168	3,106,510

CASE NO: 05-80059

Form OPR-2

STATEMENT OF INCOME

	10/31/09	11/30/09	12/31/09	1/31/10	2/28/10	3/31/10
REVENUE:
Net investment income	560	545	331	209	206	120
Net realized gain	0	0	0	0	0	0
Other	0	0	0	0	0	0

OPERATING EXPENSES:
Salaries and benefits	(8,705)	(8,703)	(8,679)	(4,498)	(4,561)	(4,589)
Board fees and expenses	0	0	0	0	0	0
Financial advisor fees and expenses	0	0	0	0	0	0
Legal fees and expenses	(27,999)	(1,075)	(30,344)	(5,006)	(51,710)	(5,919)
Accounting fees and expenses	(904)	0	0	0	0	0
Actuarial services	0	0	0	0	0	0
Insurance	0	0	0	(525)	0	(41,708)
Franchise taxes	0	0	0	0	0	(2,002)
Filing fees and expenses	(3,259)	(2,251)	(3,686)	(1,027)	0	(4,090)
Overhead expenses	(789)	(759)	(736)	(789)	(789)	(779)
Miscellaneous	(582)	(573)	(197)	(351)	(244)	(507)

NET OPERATING INCOME / LOSS	(41,678)	(12,816)	(43,311)	(11,987)	(57,098)	(59,474)

OTHER INCOME (EXPENSE):
Interest expense	0	0	0	0	0	0
Income tax refund	0	0	0	0	0	0
Write-off of contingent claim (note)	0	0	0	0	0	0
Equity in operating earnings of AIC	(670,186)	0	0	0	1,335,695	0
Equity in unrealized losses of securities of AIC	(67,140)	0	0	0	(79,155)	0

TOTAL OTHER INCOME (EXPENSE)	(737,326)	0	0	0	1,256,540	0

NET INCOME (LOSS)	(779,004)	(12,816)	(43,311)	(11,987)	1,199,442	(59,474)

CASE NAME: Acceptance Insurance Companies Inc.

CASE NO: 05-80059

Form OPR-3

SOURCES AND USE OF CASH

	10/31/09	11/30/09	12/31/09	1/31/10	2/28/10	3/31/10
CASH DIFFERENCE:
Current ending cash balance	4,422	140	2,715	1,798	2,011	2,740
Less ending prior month balance	(5,431)	(4,422)	(140)	(2,715)	(1,798)	(2,011)

NET CASH INCREASE (DECREASE)	(1,009)	(4,282)	2,575	(917)	213	729

SOURCES OF CASH:
Net income (loss)	(779,004)	(12,816)	(43,311)	(11,987)	1,199,442	(59,474)
Write-off of contingent claim	0	0	0	0	0	0
Equity in earnings and unrealized losses of AIC	737,326	0	0	0	(1,256,540)	0

Decrease in:
Receivables	0	0	0	0	0	0
Marketable securities	57,441	5,456	28,020	0	10,894	100,387
Prepaid expenses & deposits	0	0	0	30,000	0	0
Increase in:
Post- petition debt	0	3,078	17,866	0	46,417	(40,184)
Pre-petition debt	0	0	0	0	0	0

TOTAL SOURCES OF CASH	15,763	(4,282)	2,575	18,013	213	729

USES OF CASH:
Increase in:
Receivables	0	0	0	0	0	0
Marketable securities	0	0	0	(7,208)	0	0
Decrease in:
Post- petition debt	(16,772)	0	0	(11,722)	0	0
Pre-petition debt	0	0	0	0	0	0

TOTAL USES OF CASH	(16,772)	0	0	(18,930)	0	0

NET CASH INCREASE (DECREASE)	(1,009)	(4,282)	2,575	(917)	213	729

CASE NAME: Acceptance Insurance Companies Inc.

CASE NO: 05-80059

SCHEDULE C

SCHEDULE OF POST PETITION DEBT

	10/31/09	11/30/09	12/31/09	1/31/10	2/28/10	3/31/10
TRADE ACCOUNTS PAYABLE	11,340	14,418	32,285	20,563	66,980	26,796
PAYROLL AND PAYROLL TAXES	0	0	0	0	0	0
TAXES PAYABLE	0	0	0	0	0	0

TOTAL POST PETITION DEBT	11,340	14,418	32,285	20,563	66,980	26,796